UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2008

LKQ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

120 North LaSalle Street, Suite 3300
Chicago, IL		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 621-1950

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

                (e) The Compensation Committee of our Board of Directors approved the grant of restricted stock to certain of our officers, including certain of our named executive officers, under our 1998 Equity Incentive Plan. The effective date of the grant was January 11, 2008. The number of shares of restricted stock granted to our named executive officers who received grants was:

Name	Number of Shares
Joseph M. Holsten	80,000
Mark T. Spears	25,000
Walter P. Hanley	25,000

                Until the shares of restricted stock vest, they may not be sold, pledged or otherwise transferred and are subject to forfeiture upon the recipient’s voluntary termination of employment or termination for cause. The restricted stock granted as of January 11, 2008 vests with respect to 20% of the shares subject to the grant on each anniversary of the grant date over a five-year period.

                The above-described grants represent the first grants of restricted stock under the 1998 Equity Incentive Plan. Prior to these grants, only grants of stock options were made under the plan.  Each grant is subject to the terms and conditions of a Restricted Stock Agreement.  A copy of the form of Restricted Stock Agreement adopted by the Compensation Committee is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

                The Compensation Committee also approved, and we entered into as of January 11, 2008 with Joseph M. Holsten, our President and Chief Executive Officer, a Consulting Agreement. The term of the Consulting Agreement commences on the date that Mr. Holsten ceases to be employed by us and ends five years thereafter, unless the agreement is earlier terminated by Mr. Holsten for any reason or by us for cause. The compensation to Mr. Holsten during the term will be $200,000 annually.

                Under the Consulting Agreement, Mr. Holsten will be required to consult with our Board of Directors regarding our strategies and operations. In addition, Mr. Holsten will be subject to non-compete and confidentiality provisions during the five year period commencing on the effective date of the agreement, even if the agreement is terminated earlier.

                A copy of the Consulting Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Restricted Stock Agreement.
10.2	Consulting Agreement dated as of January 11, 2008 between LKQ Corporation and Joseph M. Holsten.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 17, 2008

LKQ CORPORATION

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Vice President and General Counsel